UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2011
PLEXUS CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-14423	39-1344447

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Plexus Way, Neenah, Wisconsin	54956

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(920) 722-3451
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
          This amendment to the Current Report on Form 8-K of Plexus Corp. (the “Company”), dated February 16, 2011, updates information provided under Item 5.07, Submission of Matters to a Vote of Security Holders, related to the Company’s 2011 Annual Meeting of Shareholders, which was held on February 16, 2011 (the “2011 Annual Meeting”).
Item 5.07 Submission of Matters to a Vote of Security Holders.
          At the Company’s 2011 Annual Meeting, as previously reported, the advisory proposal to approve the future frequency of advisory votes on executive compensation received the following votes:
1 Year: 22,625,594   2 Years: 115,322   3 Years: 11,620,493   Abstain: 1,323,288   Broker non-votes: 3,188,044
          After considering these results and other factors at its May 19, 2011 meeting, the Company’s Board of Directors decided that the Company will hold annual advisory votes on executive compensation.
* * * * *

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2011	PLEXUS CORP.
(Registrant)

	By:	/s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Senior Vice President, General Counsel,
Corporate Compliance Officer and Secretary